Exhibit 10.3

EXECUTION VERSION

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT, dated as of November 5, 2021 (this “Guaranty”), is made by CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), each of the undersigned Subsidiaries of Crawford, and each other Subsidiary of Crawford that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit A (a “Guarantor Accession”; each undersigned Subsidiary and such other Subsidiaries, each a “Guarantor” and collectively, the “Guarantors”), in favor of the Guaranteed Parties (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.

RECITALS

A. Crawford, Crawford & Company Risk Services Investments Limited, a limited company incorporated under the laws of England and Wales with registered number 02855446 (the “UK Borrower”), Crawford & Company (Canada) Inc., a corporation incorporated under the laws of Canada (the “Canadian Borrower”), Crawford & Company (Australia) Pty. Ltd., a proprietary limited company organized in Australia (ACN 002 317 133) (the “Australian Borrower” and, together with Crawford, the UK Borrower and the Canadian Borrower, the “Borrowers”), certain Lenders and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), are parties to a Credit Agreement, dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”).

B. It is a condition to the extension of credit to each Borrower under the Credit Agreement that each Guarantor shall have agreed, by executing and delivering this Guaranty, to guarantee to the Guaranteed Parties the payment in full of the Guaranteed Obligations (as hereinafter defined). Crawford has joined this Guaranty to guarantee the Guaranteed Obligations for which it is not the primary obligor. The Guaranteed Parties are relying on this Guaranty in their decision to extend credit to each of the Borrowers under the Credit Agreement, and would not enter into the Credit Agreement without this Guaranty.

C. Each of the Borrowers and the Guarantors are engaged in related businesses and undertake certain activities and operations on an integrated basis. As part of such integrated operations, the Borrowers, among other things, will advance to the Guarantors from time to time certain proceeds of the Loans made to the Borrowers by the Lenders under the Credit Agreement. Each Guarantor will therefore obtain benefits as a result of the extension of credit to each Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Guaranty.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Guaranteed Parties to enter into the Credit Agreement and to induce the Lenders to extend credit to each Borrower thereunder, each Guarantor hereby agrees as follows:

1.
Guaranty.
(a)
Each Guarantor hereby irrevocably, absolutely and unconditionally, and jointly and severally:
(i)
guarantees (A) to the Lenders (including the Swing Line Lender in its capacity as such), each L/C Issuer, each Security Trustee and the Administrative Agent (together with any Hedge Bank described in clause (B) below, any Cash Management Bank

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described in clause (C) below, the Indemnitees and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05 of the Credit Agreement, collectively, the “Guaranteed Parties”) the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all Secured Obligations, including, without limitation, all principal of and interest on the Loans, all Unreimbursed Amounts, all fees, expenses, indemnities and other amounts payable by the Borrowers under the Credit Agreement or any other Loan Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to any Borrower seeking relief under any Debtor Relief Laws, whether or not the claim for such interest is allowed in such proceeding), and all Secured Obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or as a consequence of the Australian Borrower being subject to an announcement, application, compromise, arrangement, managing controller, or administration as described in section 415D(1), 434J(1) or 451E(1) of the Australian Corporations Act (an “Ipso Facto Event”), would become due (other than Excluded Swap Obligations); (B) to each Hedge Bank under any Secured Hedge Agreement, all obligations of the applicable Consolidated Entity under such Secured Hedge Agreement (other than Excluded Swap Obligations); and (C) to each Cash Management Bank under any Secured Cash Management Agreement, all of the obligations of the applicable Consolidated Entity under such Secured Cash Management Agreement (other than Excluded Swap Obligations); in each case under clauses (A) through (C) whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (all liabilities and obligations described in this clause (i), collectively, the “Guaranteed Obligations”); and
(ii)
agrees to pay the reasonable documented out-of-pocket fees and expenses of counsel to, and reimburse upon demand all reasonable documented out-of-pocket costs and expenses incurred or paid by, (A) any Guaranteed Party in connection with any suit, action or proceeding to enforce or protect any rights of the Guaranteed Parties hereunder (including the reasonable and documented out-of-pocket fees and expenses of counsel, but limited, in the case of fees and expenses of counsel, to the reasonable and documented out‑of‑pocket fees and expenses of (x) a single primary counsel to the Administrative Agent, (y) a single local counsel to the Administrative Agent in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and (z) in the event of any actual or potential conflict of interest, one additional counsel for each party subject to such conflict) and (B) the Administrative Agent in connection with any amendment, modification or waiver hereof or consent pursuant hereto, and to indemnify and hold each Guaranteed Party and its directors, officers, employees, agents and Affiliates harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of any counsel for any indemnified party, but limited, in the case of such fees, charges and disbursements, to the reasonable and documented out-of-pocket fees, disbursements and other charges of (x) one primary counsel to all indemnified parties (taken as a whole), (y) if deemed reasonably necessary by the Administrative Agent, of a single local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all such indemnified parties (taken as a whole) and (z) solely in the case of an actual or potential conflict of interest, one additional counsel to each group of similarly situated affected indemnified parties in each applicable jurisdiction) of any kind or nature whatsoever that may at any time be imposed on, incurred by or asserted against any such indemnified party as a result of, arising from or in any way relating to this Guaranty or the

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collection or enforcement of the Guaranteed Obligations; provided, however, that no indemnified party shall have the right to be indemnified hereunder for any such claims, losses, costs and expenses to the extent that such claims, losses, costs and expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such indemnified party, (y) result from a claim brought by any Loan Party against such indemnified party for breach in bad faith of such Person’s obligations hereunder or under any other Loan Document, if such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) any dispute solely among indemnified parties, other than any claims against any indemnified party in its respective capacity or in fulfilling its role as an administrative agent or arranger or any similar role hereunder or under any other Loan Document, and other than any claims arising out of any act or omission on the part of Crawford or its Subsidiaries or Affiliates.
(iii)
To the fullest extent permitted by Applicable Law, the Administrative Agent, each other Guaranteed Party, each Guarantor and each Related Party of any of the foregoing persons shall not assert, and each hereby waives, any claim on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit, or the use of the proceeds thereof, provided that the foregoing shall not in any way limit the Credit Parties’ or Lenders’ respective obligations under Section 1(a)(ii).
(b)
Notwithstanding the provisions of Section 1(a) and notwithstanding any other provisions contained herein or in any other Loan Document:
(i)
no provision of this Guaranty shall require or permit the collection from any Guarantor of interest in excess of the maximum rate or amount that such Guarantor may be required or permitted to pay pursuant to Applicable Law; and
(ii)
the liability of each Guarantor under this Guaranty as of any date shall be limited to a maximum aggregate amount (the “Maximum Guaranteed Amount”) equal to the greatest amount that would not render such Guarantor’s obligations under this Guaranty subject to avoidance, discharge or reduction as of such date as a fraudulent transfer or conveyance under any Debtor Relief Law, in each instance after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under applicable Debtor Relief Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to any of the Borrowers or any of their respective Affiliates to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder, and after giving effect as assets to the value (as determined under applicable Debtor Relief Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (y) Applicable Law or (z) any agreement (including this Guaranty) providing for an equitable allocation among such Guarantor and other Affiliates of the Borrowers of obligations arising under guaranties by such parties).
(c)
The Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made hereunder on any date by a Guarantor (a “Funding Guarantor”) that exceeds its Fair Share (as hereinafter defined) as of such date, that Funding Guarantor shall be entitled to a contribution

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from each of the other Guarantors in the amount of such other Guarantor’s Fair Share Shortfall (as hereinafter defined) as of such date, with the result that all such contributions will cause each Guarantor’s Aggregate Payments (as hereinafter defined) to equal its Fair Share as of such date. “Fair Share” means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Guaranteed Amount (as hereinafter defined) with respect to such Guarantor to (y) the aggregate of the Adjusted Maximum Guaranteed Amounts with respect to all Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors hereunder in respect of the obligations guarantied. “Fair Share Shortfall” means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor. “Adjusted Maximum Guaranteed Amount” means, with respect to a Guarantor as of any date of determination, the Maximum Guaranteed Amount of such Guarantor, determined in accordance with the provisions of Section 1(b); provided that, solely for purposes of calculating the “Adjusted Maximum Guaranteed Amount” with respect to any Guarantor for purposes of this Section 1(c), any assets or liabilities arising by virtue of any rights to subrogation, reimbursement or indemnity or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to a Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 1(c)). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. Each Funding Guarantor’s right of contribution under this Section 1(c) shall be subject to the provisions of Section 4. The allocation among Guarantors of their obligations as set forth in this Section 1(c) shall not be construed in any way to limit the liability of any Guarantor hereunder to the Guaranteed Parties.
(d)
The guaranty of each Guarantor set forth in this Section 1 is a guaranty of payment as a primary obligor, and not a guaranty of collection. Each Guarantor hereby acknowledges and agrees that the Guaranteed Obligations, at any time and from time to time, may exceed the Maximum Guaranteed Amount of such Guarantor and may exceed the aggregate of the Maximum Guaranteed Amounts of all Guarantors, in each case without discharging, limiting or otherwise affecting the obligations of any Guarantor hereunder or the rights, powers and remedies of any Guaranteed Party hereunder or under any other Loan Document.
(e)
Each Qualified ECP hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations; provided, however, that each Qualified ECP shall only be liable under this Section 1(e) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 1(e), or otherwise under this Guaranty, voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. The obligations of each Qualified ECP under this Section 1(e) shall remain in full force and effect until satisfaction of all of the Termination Requirements (as defined in Section 2(ix)). Each Qualified ECP intends that this Section 1(e) constitute, and this Section 1(e) shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified ECP” means, in respect of any Swap Obligation, each Loan Party that is party hereto and (i) has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or (ii) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another

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person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
2.
Guaranty Absolute. Each Guarantor agrees that its obligations hereunder and under the other Loan Documents to which it is a party are irrevocable, absolute and unconditional, are independent of the Guaranteed Obligations and any Collateral or other security therefor or other guaranty or liability in respect thereof, whether given by such Guarantor or any other Person, and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Guarantor has notice or knowledge thereof:
(i)
any change in the time, manner or place of payment of, or in any other term of, any Guaranteed Obligations or any guaranty or other liability in respect thereof, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement, any other Loan Document or any agreement or instrument delivered pursuant to any of the foregoing;
(ii)
the invalidity or unenforceability of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any provisions of the Credit Agreement, any other Loan Document or any agreement or instrument delivered pursuant to any of the foregoing;
(iii)
the addition or release of Guarantors hereunder or the taking, acceptance or release of other guarantees of any Guaranteed Obligations or additional Collateral or other security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof;
(iv)
any discharge, modification, settlement, compromise or other action in respect of any Guaranteed Obligations or any guaranty or other liability in respect thereof, including any acceptance or refusal of any offer or performance with respect to the same or the subordination of the same to the payment of any other obligations;
(v)
any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Guaranteed Obligations, any guaranty or other liability in respect thereof or any Collateral or other security for any of the foregoing; any sale, exchange, release, substitution, compromise or other action in respect of any such Collateral or other security; or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;
(vi)
the exercise of any right or remedy available under the Loan Documents, at law, in equity or otherwise in respect of any Collateral or other security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof, in any order and by any manner thereby permitted, including, without limitation, foreclosure on any such Collateral or other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;
(vii)
any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Borrowers or any other Person directly or indirectly liable for any Guaranteed Obligations;

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(viii)
any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Guaranteed Obligations or any other obligations of the Borrowers or any other Person directly or indirectly liable for any Guaranteed Obligations, regardless of what Guaranteed Obligations may remain unpaid after any such application; or
(ix)
any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, setoff or counterclaim available to, the Borrowers, any Guarantor or a surety or guarantor generally, other than the occurrence of all of the following: (A) the payment in full in cash of the Guaranteed Obligations (other than contingent and indemnification obligations not then due and payable and other than Secured Obligations described in the following clause (C), except as expressly set forth therein), (B) the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement, and (C) the termination of, and settlement of all obligations of the applicable Consolidated Entity under, each Secured Hedge Agreement to which any Hedge Bank is a party and each Secured Cash Management Agreement to which any Cash Management Bank is a party to the extent the terms of such Secured Hedge Agreements and Cash Management Agreements require the termination thereof or settlement of the obligations of any Consolidated Entity thereunder as a result of the termination of the Credit Agreement (the events in clauses (A), (B) and (C) above, collectively, the “Termination Requirements”).
3.
Certain Waivers. Each Guarantor hereby knowingly, voluntarily and expressly waives:
(i)
presentment, demand for payment, demand for performance, protest and notice of any other kind, including, without limitation, notice of nonpayment or other nonperformance (including notice of default under any Loan Document with respect to any Guaranteed Obligations), protest, dishonor, acceptance hereof, extension of additional credit to the Borrowers and of any of the matters referred to in Section 2 and of any rights to consent thereto;
(ii)
any right to require the Guaranteed Parties or any of them, as a condition of payment or performance by such Guarantor hereunder, to proceed against, or to exhaust or have resort to any Collateral or other security from or any deposit balance or other credit in favor of, the Borrowers, any other Guarantor or any other Person directly or indirectly liable for any Guaranteed Obligations, or to pursue any other remedy or enforce any other right; and any other defense based on an election of remedies with respect to any Collateral or other security for any Guaranteed Obligations or for any guaranty or other liability in respect thereof, notwithstanding that any such election (including any failure to pursue or enforce any rights or remedies) may impair or extinguish any right of indemnification, contribution, reimbursement or subrogation or other right or remedy of any Guarantor against the Borrowers, any other Guarantor or any other Person directly or indirectly liable for any Guaranteed Obligations or any such Collateral or other security;
(iii)
any right or defense based on or arising by reason of any right or defense of the Borrowers or any other Person, including, without limitation, any defense based on or arising from a lack of authority or other disability of the Borrowers or any other Person, the invalidity or unenforceability of any Guaranteed Obligations, any Collateral or other security therefor or any Loan Document or other agreement or instrument delivered pursuant thereto, or the cessation of the liability of the Borrowers for any reason other than the satisfaction of the Termination Requirements;

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(iv)
any defense based on any Guaranteed Party’s acts or omissions in the administration of the Guaranteed Obligations, any guaranty or other liability in respect thereof or any Collateral or other security for any of the foregoing, and promptness, diligence or any requirement that any Guaranteed Party create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;
(v)
any right to assert against any Guaranteed Party, as a defense, counterclaim, crossclaim or setoff, any defense, counterclaim, claim, right of recoupment or setoff that it may at any time have against any Guaranteed Party (including, without limitation, failure of consideration, fraud, fraudulent inducement, statute of limitations, payment, accord and satisfaction and usury), other than compulsory counterclaims and other than the payment in full in cash of the Guaranteed Obligations; and
(vi)
any defense based on or afforded by any Applicable Law that limits the liability of or exonerates guarantors or sureties or that may in any other way conflict with the terms of this Guaranty.
4.
No Subrogation. Each Guarantor hereby waives, and agrees that it will not exercise or seek to exercise, any claim or right that it may have against the Borrowers or any other Guarantor at any time as a result of any payment made under or in connection with this Guaranty or the performance or enforcement hereof, including any right of subrogation to the rights of any of the Guaranteed Parties against any Borrower or any other Guarantor, any right of indemnity, contribution or reimbursement against the Borrowers or any other Guarantor (including rights of contribution as set forth in Section 1(c)), any right to enforce any remedies of any Guaranteed Party against the Borrowers or any other Guarantor, or any benefit of, or any right to participate in, any Collateral or other security held by any Guaranteed Party to secure payment of the Guaranteed Obligations, in each case whether such claims or rights arise by contract, statute (including without limitation the Bankruptcy Code), common law or otherwise; provided, however, that each Guarantor may enforce the rights of contribution set forth in Section 1(c) after satisfaction of the Termination Requirements. Each Guarantor (a “Subordinating Loan Party”) hereby subordinates the payment of all obligations and indebtedness of any other Loan Party owing to it, whether now existing or hereafter arising, including but not limited to any obligation of any such other Loan Party to the Subordinating Loan Party as subrogee of the Guaranteed Parties or resulting from such Subordinating Loan Party’s performance under the Guaranty or any other Loan Document, to the indefeasible payment in full in cash of all Secured Obligations. If the Guaranteed Parties so request, any such obligation or indebtedness of any such other Loan Party to the Subordinating Loan Party shall be enforced and performance received by the Subordinating Loan Party as trustee for the Guaranteed Parties and the proceeds thereof shall be paid over to the Guaranteed Parties on account of the Secured Obligations, but without reducing or affecting in any manner the liability of the Subordinating Loan Party under this Guaranty. Without limitation of the foregoing, so long as no Default or Event of Default has occurred and is continuing, the Loan Parties may make and receive payments with respect to Intercompany Debt; provided, that in the event that any Loan Party receives any payment of any Intercompany Debt at a time when such payment is prohibited by Section 11.16 of the Credit Agreement or analogous provision under this Guaranty or any other Loan Document, such payment shall be held by such Loan Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the Administrative Agent. Additionally, in the event any of the Borrowers or any other Consolidated Entity becomes a “debtor” within the meaning of the Bankruptcy Code, the Administrative Agent shall be entitled, at its option, on behalf of the Guaranteed Parties and as attorney-in-fact for each Guarantor, and is hereby authorized and appointed by each Guarantor, to file proofs of claim on behalf of each relevant Guarantor and vote the rights of each such Guarantor in any plan of reorganization, and to demand, sue for, collect and receive every payment and distribution on any indebtedness of the Borrowers or such Consolidated Entity to any Guarantor in any such proceeding, each

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Guarantor hereby assigning to the Administrative Agent all of its rights in respect of any such claim, including the right to receive payments and distributions in respect thereof.
5.
Representations and Warranties, Etc. Each Guarantor hereby represents and warrants to the Guaranteed Parties that, as to itself, all of the representations and warranties relating to it contained in the Credit Agreement qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects, in each case on and as of the Closing Date and each Borrowing Date or date of issuance of a Letter of Credit with the same effect as if made on and as of such date, both immediately before and after giving effect to the Loans to be made or Letter of Credit to be issued on such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date). Each of the Guarantors that is a Subsidiary of Crawford hereby acknowledges and agrees to the consents, covenants and agreements made by Crawford and/or any of the other Borrowers on its behalf under the Credit Agreement and each other Loan Document, which consents, covenants and agreements are hereby incorporated by reference, made a part of this Guaranty, adopted and ratified by each Guarantor and constitute consents, covenants and agreements of such Guarantor themselves.
6.
Financial Condition of Borrowers. Each Guarantor represents that it has knowledge of the Borrowers’ financial condition and affairs and that it has adequate means to obtain from the Borrowers on an ongoing basis information relating thereto and to the Borrowers’ ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect with respect to such Guarantor. Each Guarantor agrees that the Guaranteed Parties shall have no obligation to investigate the financial condition or affairs of the Borrowers for the benefit of any Guarantor nor to advise any Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrowers that might become known to any Guaranteed Party at any time, whether or not such Guaranteed Party knows or believes or has reason to know or believe that any such fact or change is unknown to any Guarantor, or might (or does) materially increase the risk of any Guarantor as guarantor, or might (or would) affect the willingness of any Guarantor to continue as a guarantor of the Guaranteed Obligations.
7.
Payments; Application; Setoff.
(a)
Each Guarantor agrees that, upon the failure of any of the Borrowers to pay any Guaranteed Obligations when and as the same shall become due (whether at the stated maturity, by acceleration or otherwise), and without limitation of any other right or remedy that any Guaranteed Party may have at law, in equity or otherwise against such Guarantor, such Guarantor will, subject to the provisions of Section 1(b), forthwith pay or cause to be paid to the Administrative Agent, for the benefit of the Guaranteed Parties, an amount equal to the amount of the Guaranteed Obligations then due and owing as aforesaid.
(b)
All payments made by each Guarantor hereunder will be made in the currency of the particular underlying Guaranteed Obligation to the Administrative Agent, without setoff, counterclaim or other defense and, in accordance with the Credit Agreement, free and clear of and without deduction for any Taxes, each Guarantor hereby agreeing to comply with and be bound by the provisions of the Credit Agreement in respect of all payments made by it hereunder.
(c)
All payments made hereunder shall be applied in accordance with, and subject to, the provisions of Section 8.03 of the Credit Agreement. If any Lender or Affiliate thereof that is a party to a Secured Hedge Agreement or Secured Cash Management Agreement (the obligations of the applicable Consolidated Entity under which are Guaranteed Obligations) ceases to be a Lender or Affiliate thereof, such former Lender or Affiliate thereof shall nevertheless continue to be a

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Guaranteed Party hereunder with respect to the Guaranteed Obligations under such Secured Hedge Agreement or Secured Cash Management Agreement, in each case to the extent provided in the definitions of Secured Hedge Agreement or Secured Cash Management Agreement, as applicable.
(d)
In the event that the proceeds of any such sale, disposition or realization are insufficient to pay all amounts to which the Guaranteed Parties are legally entitled, the Guarantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal or such other rate as shall be fixed by Applicable Law, together with the costs of collection and all other fees, costs and expenses payable hereunder.
(e)
Upon and at any time after the occurrence and during the continuance of any Event of Default, each Guaranteed Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Guaranteed Party or any such Affiliate to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document to such Guaranteed Party, irrespective of whether or not such Guaranteed Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch or office of such Guaranteed Party different from the branch or office holding such deposit or obligated on such indebtedness; provided that, in the event that any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so offset shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders (including the Swing Line Lender) and (ii) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Guaranteed Party and their respective Affiliates under this subsection are in addition to other rights and remedies (including other rights of setoff) that such Guaranteed Parties or their respective Affiliates may have. Each Guaranteed Party agrees to notify the Borrowers and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
8.
No Waiver. The rights and remedies of the Guaranteed Parties expressly set forth in this Guaranty and the other Loan Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between any of the Guarantors and the Guaranteed Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Guaranty or any other Loan Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Guaranteed Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

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9.
Enforcement. The Guaranteed Parties agree that, except as provided in Section 7(e), this Guaranty may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Guaranteed Party shall have any right individually to enforce or seek to enforce this Guaranty or to realize upon any Collateral or other security given to secure the payment and performance of the Guarantors’ obligations hereunder. The obligations of each Guarantor hereunder are independent of the Guaranteed Obligations, and a separate action or actions may be brought against each Guarantor whether or not action is brought against any of the Borrowers or any other Guarantor and whether or not any of the Borrowers or any other Guarantor is joined in any such action. Each Guarantor agrees that to the extent all or part of any payment of the Guaranteed Obligations made by any Person is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by or on behalf of any Guaranteed Party to a trustee, receiver or any other party under any Debtor Relief Laws (the amount of any such payment, a “Reclaimed Amount”), then, to the extent of such Reclaimed Amount, this Guaranty shall continue in full force and effect or be revived and reinstated, as the case may be, as to the Guaranteed Obligations intended to be satisfied as if such payment had not been received; and each Guarantor acknowledges that the term “Guaranteed Obligations” includes all Reclaimed Amounts that may arise from time to time.
10.
Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by any party hereto from, any provision of this Guaranty, shall be effective unless in a writing signed by the Guarantors, the Administrative Agent and such of the Lenders as may be required under the provisions of the Credit Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.
11.
Addition, Release of Guarantors. Each Guarantor recognizes that the provisions of the Credit Agreement require Persons that become Material Domestic Subsidiaries of Crawford and that are not already parties hereto to become Guarantors hereunder by executing a Guarantor Accession, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Administrative Agent’s actions in effecting the same or in releasing any Guarantor hereunder, in each case without the necessity of giving notice to or obtaining the consent of any other Guarantor.
12.
Continuing Guaranty; Term; Successors and Assigns; Assignment; Survival. This Guaranty is a continuing guaranty and covers all of the Guaranteed Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until satisfaction of all of the Termination Requirements (provided that the provisions of Sections 1(a)(ii) shall survive any termination of this Guaranty), (ii) be binding upon and enforceable against each Guarantor and its successors and assigns (provided, however, that no Guarantor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders or except pursuant to a transaction permitted under Section 7.01 of the Credit Agreement) and (iii) inure to the benefit of and be enforceable by each Guaranteed Party and its successors and assigns. Without limiting the generality of clause (iii) above, any Guaranteed Party may, in accordance with the provisions of the Credit Agreement, assign all or a portion of the Guaranteed Obligations held by it (including by the sale of participations), whereupon each Person that becomes the holder of any such Guaranteed Obligations shall (except as may be otherwise agreed between such Guaranteed Party and such Person) have and may exercise all of the rights and benefits in respect thereof granted to such Guaranteed Party under this Guaranty or otherwise. Each Guarantor hereby irrevocably waives notice of and consents in advance to the assignment as provided above from time to time by any Guaranteed Party of all or any portion of the Guaranteed Obligations held by it and of the corresponding rights and interests of such Guaranteed Party hereunder in connection therewith. All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Guaranty and any Guarantor Accession.

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13.
Governing Law; Jurisdiction; Etc.
(a)
This Guaranty and any claims, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Guaranty and the transactions contemplated by hereby shall be governed by, and construed in accordance with, the law of the State of New York.
(b)
Each Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, any L/C Issuer or any Related Party of the foregoing in any way relating to this Guaranty or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such state court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or any L/C Issuer may otherwise have to bring any action or proceeding relating to this Guaranty or any other Loan Document against any Guarantor or any other Loan Party or its properties in the courts of any jurisdiction.
(c)
Each Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in Section 13(b). Each Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)
Each Guarantor hereto irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement. Nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.
(e)
Further, each Guarantor does hereby irrevocably make, constitute and appoint Crawford as its true and lawful attorney-in-fact, with full authority in its place and stead and in its name, Crawford’s name or otherwise, and with full power of substitution in the premises, from time to time in Crawford’s discretion to agree on behalf of, and sign the name of, such Guarantor to any amendment, modification or supplement to, restatement of, or waiver or consent in connection with, this Guaranty, any other Loan Document or any document or instrument pursuant hereto or thereto, and to take any other action and do all other things on behalf of such Guarantor that Crawford may deem necessary or advisable to carry out and accomplish the purposes of this Guaranty and the other Loan Documents. Crawford will not be liable for any act or omission nor for any error of judgment or mistake of fact unless the same shall occur as a result of the gross negligence or willful misconduct of Crawford. This power, being coupled with an interest, is irrevocable by any Guarantor for so long as this Guaranty shall be in effect with respect to such Guarantor. By its signature hereto, Crawford consents to its appointment as provided for herein and agrees promptly to distribute all process, notices and other communications to each Guarantor.

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14.
Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.
15.
Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows: if to any Guarantor, to the address, fax number or e-mail address specified for Borrowers on Schedule 1.01(a) of the Credit Agreement; if to the Administrative Agent, to the address, fax number or e-mail address specified for such Person on Schedule 1.01(a) of the Credit Agreement. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).
16.
Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty and shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 16, if and to the extent that the enforceability of any provisions in this Guaranty relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.
17.
Construction. The headings of the various sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.
18.
Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Guaranty shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successor and assigns.
19.
No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof), each Guarantor hereby acknowledges and agrees, and acknowledges its Affiliates’

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understanding, that: (a) (i) the arranging and other services regarding the Loan Documents provided by the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates are arm’s-length commercial transactions between each Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates, on the other hand, (ii) each of the Guarantors has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each Guarantor is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents to which it is party; (b) (i) the Administrative Agent, the Arrangers and each Lender and each of their respective Affiliates each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for any Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Administrative Agent, any Arranger, nor any Lender nor any of their respective Affiliates has any obligation to any Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, any Arranger, nor any Lender nor any of their respective Affiliates has any obligation to disclose any of such interests to any Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of Guarantors hereby waives and releases any claims that it may have against the Administrative Agent, the Arranger, the Lenders and their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby.
20.
Electronic Execution; Electronic Records; Counterparts. This Guaranty and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Guarantors and the Administrative Agent agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Guarantor without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by such manually executed counterpart. As used herein, “Communication” means this Guaranty, any Loan Document and any document, any amendment, approval, consent,

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information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.
21.
Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Guarantor in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of the Credit Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Guarantor in the Agreement Currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Guarantor (or to any other Person who may be entitled thereto under Applicable Law).

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IN WITNESS WHEREOF, the parties have caused this Guaranty to be executed by their duly authorized officers or duly authorized signatories as of the date first above written.

CRAWFORD & COMPANY,

a corporation organized under the laws of Georgia

By: /s/ Thomas J. Welch______________________

Name: Thomas J. Welch

Title: Treasurer and Vice President

CRAWFORD & COMPANY INTERNATIONAL, INC.,

a corporation organized under the laws of Georgia

By: /s/ Thomas J. Welch______________________

Name: Thomas J. Welch

Title: Treasurer and Vice President

CRAWFORD & COMPANY EMEA/A-P HOLDINGS LIMITED,

a limited company organized under the laws of England and Wales with registered number 06802708

By: /s/ W. Bruce Swain______________________

Name: W. Bruce Swain

Title: Director

CRAWFORD & COMPANY ADJUSTERS LIMITED,

a limited company organized under the laws of England and Wales with registered number 02067042

By: /s/ Stephen Pearsall_____________________

Name: Stephen Pearsall

Title: Director

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RISK SCIENCES GROUP, INC.,

a corporation organized under the laws of Delaware

By: /s/ Thomas J. Welch______________________

Name: Thomas J. Welch

Title: Treasurer

BROADSPIRE SERVICES, INC.,

a corporation organized under the laws of Delaware

By: /s/ Thomas J. Welch______________________

Name: Thomas J. Welch

Title: Treasurer and Chief Financial Officer

CRAWFORD CATASTROPHE SERVICES, LLC,

a limited liability company organized under the laws of Delaware

By: /s/ Thomas J. Welch______________________

Name: Thomas J. Welch

Title: Treasurer

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Accepted and agreed to:

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Maurice Washington_______________________

Name: Maurice Washington

Title: Vice President

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EXHIBIT A

GUARANTOR ACCESSION

THIS GUARANTOR ACCESSION (this “Accession”), dated as of _____________, ____, is executed and delivered by [NAME OF NEW GUARANTOR], a ______________ corporation (the “New Guarantor”), pursuant to the Guaranty Agreement referred to hereinbelow.

Reference is made to the Credit Agreement, dated as of November 5, 2021, among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), Crawford & Company Risk Services Investments Limited, a limited company incorporated under the laws of England and Wales with registered number 02855446 (the “UK Borrower”), Crawford & Company (Canada) Inc., a corporation incorporated under the laws of Canada (the “Canadian Borrower”) and Crawford & Company (Australia) Pty. LTD., a proprietary limited company organized in Australia (ACN 002 317 133) (the “Australian Borrower” and, together with Crawford, the UK Borrower and the Canadian Borrower, the “Borrowers”), the lenders party thereto, the Administrative Agent and the other Persons party thereto (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”). In connection with and as a condition to the initial and continued extensions of credit under the Credit Agreement, certain Subsidiaries of Crawford have executed and delivered a Guaranty Agreement, dated as of November 5, 2021 (as amended, modified, restated or supplemented from time to time, the “Guaranty Agreement”), pursuant to which each such Subsidiary has guaranteed the payment in full of the obligations of each Borrower under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings given to them in the Guaranty Agreement.

Each Borrower has agreed under the Credit Agreement to cause each of its future Material Domestic Subsidiaries to become a party to the Guaranty Agreement as a guarantor thereunder. The New Guarantor is a Material Domestic Subsidiary of Crawford, or Crawford has determined New Guarantor should become a party to the Guaranty Agreement as a guarantor. The New Guarantor will obtain benefits as a result of the continued extension of credit to each Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to continue to extend credit to each Borrower under the Credit Agreement, the New Guarantor hereby agrees as follows:

1. The New Guarantor hereby joins in and agrees to be bound by each and all of the provisions of the Guaranty Agreement as a Guarantor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 1 of the Guaranty Agreement, the New Guarantor hereby irrevocably, absolutely and unconditionally, and jointly and severally with each other Guarantor, guarantees to the Guaranteed Parties the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all of the Guaranteed Obligations, and agrees to pay or reimburse upon demand all other obligations of the Guarantors under the Guaranty Agreement, all on the terms and subject to the conditions set forth in the Guaranty Agreement.

2. The New Guarantor hereby represents and warrants that after giving effect to this Accession, each representation and warranty related to it contained in the Credit Agreement qualified as to materiality is true an correct and those not so qualified are true and correct in all material respects, in each case on and as of the date hereof with the same effect as if made on and as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

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3. This Accession shall be a Loan Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the New Guarantor and its successors and assigns, and shall inure to the benefit of and be enforceable by each Guaranteed Party and its successors and assigns. This Accession and its attachments are hereby incorporated into the Guaranty Agreement and made a part thereof.

IN WITNESS WHEREOF, the New Guarantor has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.

[NAME OF NEW GUARANTOR]

By:

Title:

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